TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund
Target Moderate Allocation Fund
Target Growth Allocation Fund

Supplement dated May 17, 2010 to the
Prospectus and Statement of Additional Information (SAI) dated October 1, 2009

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Douglas Rao joins Thomas F. Marsico as a portfolio manager for the segment of each Fund subadvised by Marsico.

To reflect this change, the section of the Prospectus entitled “How the Funds are Managed—Subadvisers and Portfolio Managers” is hereby revised by deleting the existing discussion pertaining to Marsico Capital Management LLC and substituting the following new discussion:

Thomas F. Marsico and A. Douglas Rao are the Marsico portfolio managers responsible for making the day-to-day investment decisions for the Funds.

Thomas F. Marsico is the Chief Investment Officer of Marsico, and has over 25 years of experience as a securities analyst and a portfolio manager.

A. Douglas Rao is a senior analyst and portfolio manager of Marsico. Mr. Rao has been associated with Marsico as an investment professional since 2005, and has 10 years of experience as a securities analyst. Prior to joining Marsico, Mr. Rao spent more than four years at Trust Company of the West (TCW) where he was a Senior Vice President and Financial Services Analyst for U.S. equities.

Marsico has been a subadviser to the Funds since June 2005.

The table of portfolio manager starting service dates, which appears in the section of the Prospectus entitled “How the Funds are Managed—Subadvisers and Portfolio Managers,” is hereby revised by adding Mr. Rao to the table and denoting his starting service date of 2010.

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Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski join Michael R. Mach as portfolio managers for the segment of each Fund managed by Eaton Vance.

To reflect this change, the section of the Prospectus entitled “How the Funds are Managed—Subadvisers and Portfolio Managers” is hereby revised by deleting the existing discussion pertaining to Eaton Vance Management and substituting the following new discussion:

A team of portfolio managers led by Michael R. Mach manages the segment of the Funds advised by Eaton Vance. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski.

Michael R. Mach, CFA, is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach's prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985. Mr. Mach earned a B.B.A. in marketing and psychology from the University of Wisconsin, an M.A. in social sciences and an M.B.A. with concentrations in finance, economics and international business from the University of Chicago.

Mr. Beaudry has been managing other Eaton Vance portfolios since July 2006. Prior to joining Eaton Vance in July 2006, he was Senior Vice President and Senior Portfolio Manager at AllianceBernstein Investment Research and Management Company (May 2000 - June 2006). He is a Vice President of Eaton Vance.

Mr. Crowley has been managing other Eaton Vance portfolios for more than five years and is a Vice President of Eaton Vance.

Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004 - January 2007). He is a Vice President of Eaton Vance.

Eaton Vance has been a subadviser to the Funds since December 2008.

The table of portfolio manager starting service dates, which appears in the section of the Prospectus entitled “How the Funds are Managed—Subadvisers and Portfolio Managers,” is hereby revised by adding Messrs. Beaudry, Crowley and Kaszynski to the table and denoting their starting service dates of 2010.

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